Exhibit 10.64

Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the Company, if publicly disclosed. Double asterisks denote omissions.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES 1	4
2. AMENDMENT/MODIFICATION NO. P00002	3. EFFECTIVE DATE 05/13/2020	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. *(If applicable)*
6. ISSUED BY CODE ASPR-BARDA		7. ADMINISTERED BY *(If other than Item 6)* CODE ASPR-BARDA02	
ASPR/BARDA 2000 Independence Ave., S.W. Room 640-G Washington DC 20201		ASPR-BARDA 330 Independence Ave, SW, Room G640 Washington DC 20201	

8. NAME AND ADDRESS OF CONTRACTOR *(No., street, county, State and ZIP Code)*

EMERGENT MANUFACTURING OPERATIONS BALTIMORE LLC
EMERGENT MANUFACTURING OPERATIONS B
5901 E LOMBARD ST
BALTIMORE MD 21224-6824

CODE 1410445 | FACILITY CODE

(x)	
	9A. AMENDMENT OF SOLICITATION NO.
	9B. DATED *(SEE ITEM 11)*
x	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201200004I, 75A50120F33007
	10B. DATED *(SEE ITEM 13)* 05/24/2020

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA *(If required)*
See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
☐	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: *(Specify authority)* THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES *(such as changes in paying office, appropriation data, etc.)* SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
☒	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: MUTUAL AGREEMENT OF THE PARTIES.
☐	D. OTHER *(Specify type of modification and authority)*

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION *(Organized by UCF section headings, including solicitation/contract subject matter where feasible.)*
Tax ID Number: [**]
DUNS Number: [**]
The purpose of the modification is to update: (1) Section I Contract Clauses; and (2) Section H.1. Advance Understandings.

All other terms and conditions remain unchanged.

See attached.
Period of Performance: 05/13/2020 to 12/31/2021

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER *(Type or print).* Patrick D. Saam VP, Gov't Contr. & Accounting		16A. NAME AND TITLE OF CONTRACTING OFFICER (*Type or print*) JEFFREY R. SCHMIDT	
15B. CONTRACTOR/OFFEROR /s/ Patrick D. Saam *(Signature of person authorized to sign)*	15C. DATE SIGNED Sept 24, 2020	16B. UNITED STATES OF AMERICA /s/Jeffrey R. Schmidt *(Signature of Contracting Officer)*	16C. DATE SIGNED 2020.09.18 13:26:24-04'00'

Contract Number: HHSO100201200004I
Task Order Number: 75A50120F33007

Modification: P00002

On the effective date of this modification, **Paragraph H.1 Advance Understandings** is modified to include the following:

H.1.8 Contractor agrees to submit a request for determination of inapplicability of the Buy American statute as required by FAR Clause 52.225-11 Buy American – Construction Materials Under Trade Agreements (Oct 2019), paragraph (c). Government agrees to consider such a request in good faith.

H.1.9 Government agrees to waive the requirements of paragraph (d)(2) of FAR Clause 52.204-10 Reporting Executive Compensation contingent on the Contractor providing a sufficient explanation of why the waiver is being requested.

H.1.10 Government recognizes the subcontracting constraints associated with the task order. Government' priority is efficient contract performance; as such, there are limited small business subcontracting opportunities for the Contractor.

H.1.11 Government agrees to apply the requirements of paragraph (j) of FAR Clause 52.219-9 Small Business Subcontracting Plan (ALT II) (Oct 2001) to this task order.

On the effective date of this modification, **Section I. CONTRACT CLAUSES** is superseded by the following:

I. CONTRACT CLAUSES

1.1 FAR 52.252-2 Clauses Incorporated by Reference (Feb 1998)

This task order incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. The full text of a clause may be accessed electronically at this address: https://www.acquisition.gov/.

1.2 FAR Clauses Incorporated by in Task Order Reference

All clauses included in the IDIQ contract and not otherwise deemed not applicable in this Task Order are in full effect.

The following FAR clauses are also incorporated by reference:

Clause No.	Date	Clause
52.222-6	Aug 2018	Construction Wage Rate Requirements.
52.222-7	May 2014	Withholding of Funds.
52.222-8	Aug 2018	Payrolls and Basic Records.
52.222-9	Jul 2005	Apprentices and Trainees.
52.222-10	Feb 1998	Compliance with Copeland Act Requirements.
52.222-11	May 2014	Subcontracts (Labor Standards).
52.222-12	May 2014	Contract Termination-Debarment.
52.222-13	May 2014	Compliance with Construction Wage Rate Requirements and Related Regulations.
52.222-14	Feb 1998	Disputes Concerning Labor Standards.
52.222-15	May 2014	Certification of Eligibility.
52.236-2	Apr 1984	Differing Site Conditions.
52.236-3	Apr 1984	Site Investigation and Conditions Affecting the Work.
52.236-5	Apr 1984	Material and Workmanship.
52.236-6	Apr 1984	Superintendence by the Contractor.
52.236-7	Nov 1991	Permits and Responsibility.

Contract Number: HHSO100201200004I Modification: P00002 Task Order Number: 75A50120F33007 Clause No. Date Clause 52.236-8 Apr 1984 Other Contracts. 52.236-9 Apr 1984 Protection of Existing Vegetation, Structures, Equipment, Utilities, and Improvements. 52.236-10 Apr 1984 Operations and Storage Areas. 52.236-11 Apr 1984 Use and Possession Prior to Completion. 52.236-12 Apr 1984 Cleaning Up. 52.236-13 Nov 1991 Accident Prevention. 52.236-14 Apr 1984 Availability and Use of Utility Services. 52.236-15 Apr 1984 Schedules for Construction Contracts. 52.236-21 Feb 1997 Specifications and Drawings for Construction. 1.3 FAR Clauses Incorporated in the IDIQ Contract Waived in this Task Order The following FAR clauses, which are incorporated in the IDIQ Contract, are not applicable to this Task Order: Clause No. Date Clause 52.219-22 Small Disadvantaged Business Status 52.215-21 Oct 2010 Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data – Modifications 52.215-23 Oct 2009 Limitations on Pass-Through Charges 52.219-25 Dec 2010 Small Disadvantaged Business Participation Program – Disadvantaged Status and Reporting 52.225-1 Feb 2009 Buy American Act – Supplies 52.225-13 Jun 2008 Restrictions on Certain Foreign Purchases 52.230-2 Oct 2010 Cost Accounting Standards 52.230-6 Jun 2010 Administration of Cost Accounting Standards (Jun 2010) (except paragraph (b)) (Jun 2010) 52.243-6 Apr 1984 Administration of Cost Accounting Standards 52.242-13 Jul 1995 Bankruptcy 52.244-2 Oct 2010 Subcontracts 52.244-5 Dec 1996 Competition in Subcontracting 52.225-12 Apr 2012 Notice of Buy American Requirement - Construction Materials under Trade Agreements 52.228-15 Oct 2010 Performance and Payment Bonds-Construction 52.215-2 Oct 2010 Audit and Records – Negotiation 52.215-12 Oct 2010 Subcontractor Cost or Pricing Data 52.215-13 Oct 2010 Subcontractor Cost or Pricing Data – Modifications 52.215-19 Oct 1997 Notification of Ownership Changes 1.4 Additional FAR Contract Clauses Included in Full Text This task order incorporates the following clauses in full text: 1.4.1 FAR Clause 52.236-1 Performance of Work by the Contractor (Apr 1984) The Contractor shall perform on the site, and with its own organization, work equivalent to at least zero (0) percent of the total amount of work to be performed under the contract. This percentage may be reduced by a supplemental agreement to this contract if, during

Contract Number: HHSO100201200004I Modification: P00002 Task Order Number: 75A50120F33007 performing the work, the Contractor requests a reduction and the Contracting Officer determines that the reduction would be to the advantage of the Government. (End of clause)